Raymond James 41st Annual Institutional Investor Conference

March 3, 2020

Helix
ENERGY SOLUTIONS


HELIX
Q7000

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on social media, including:

- Twitter: @Helix_ESG
- LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
- Facebook: www.facebook.com/HelixEnergySolutionsGroup
- Instagram: www.instagram.com/helixenergysolutions

ABOUT HELIX

Who We Are

Helix Energy Solutions is an international offshore energy services company that provides specialty services to the offshore energy industry with a focus on well intervention and robotics operations.

Global Operations

- Gulf of Mexico
- North Sea
- Brazil
- West Africa
- Asia Pacific
- Approximately 1,650 employees worldwide

Vessels and Equipment

- **Well Intervention vessels**
  Seven dedicated well intervention vessels
- **Construction ROV vessels**
  State of the art construction ROV vessels
- **Remotely operated vehicles**
  Our ROV fleet includes small support assets to the latest 200 horsepower vehicles to custom built trenchers

Financial Information at 12/31/2019

- ~ $380M liquidity
- $0.8 billion backlog
- NYSE: HLX



WELL INTERVENTION

Helix Well Ops is a leader in rigless offshore well intervention, providing fast, flexible and high-quality well management services.

Our specialist riserless and riser-based well intervention vessels and subsea systems operate worldwide to provide customer value throughout the well life cycle.

Full Year 2019


Revenue
73%
Gross Profit
75%
Well Intervention
Robotics
Production Facilities


HELIX

WELL INTERVENTION VESSELS & ASSETS



Q4000



Q5000



Q7000



Siem Helix 1 & 2



Seawell



Well Enhancer



Intervention Riser Systems (IRS)



Subsea Intervention Lubricators (SIL)

WHAT SETS HELIX APART IN WELL INTERVENTION

- Fleet of seven purpose-built well intervention vessels
- Both riser-based and riserless intervention systems
- Approximately 1,400 well intervention operations performed worldwide
- Over 500 well abandonment operations performed worldwide
- Geographically diverse scope of operations
- Blue-chip customer base
- Balanced mix between long-term contracts and spot market operations
- Awarded Petrobras 2018 Supplier of the Year for Maritime Rigs Operations


HELIX

SUBSEA SERVICES ALLIANCE

Helix | Schlumberger

Helix ENERGY SOLUTIONS

- Vessels and experienced personnel
- Intervention systems
- WROV services for well operations
- Operational and subsea expertise
- Project management
- Integrated crews

Schlumberger

- Well intervention
- Pumping and stimulation
- Downhole measurements
- Integrated crews
- Emerging technology
- OneSubsea tooling and interface solutions and management
- OneSubsea subsea equipment solutions

ROBOTICS

Helix Robotics Solutions is a leading supplier of subsea engineering services, operating state of the art remote operated vehicles (ROVs), seabed trenchers, and support/construction vessels.

Our deep-water ROV track record spans 20 years, including oil & gas, renewable energy, construction services and specialty services projects executed successfully around the world.

Full Year 2019



Revenue
19%
Gross Profit
11%
Well Intervention
Robotics
Production Facilities



ROBOTICS VESSELS & ASSETS



Grand Canyon II



Grand Canyon III



Ross Candies



ROV Fleet



Trenchers



ROVDrill

WHAT SETS HELIX APART IN ROBOTICS


T-750

Oil & Gas



Renewable Energy



Construction Services



Specialty Services

- Helix charters its ROV support vessels, ensuring a modern fleet that can expand and contract based on regional requirements and market conditions
- A fleet of advanced work-class ROVs and trenchers, including several units custom built to our specifications
- Leading provider for water jetting and mechanical cutting trenching solutions and ROV support for offshore oil and gas and wind farm development

PRODUCTION FACILITIES

Production Facilities is a non-core segment that includes the *Helix Producer 1* floating production unit (FPU), which is operating under a production handling contract until at least June 1, 2023. The segment also includes the Helix Fast Response System and our ownership of the Droshky Prospect in the Gulf of Mexico.

Full Year 2019



Revenue
8%
Gross Profit
14%
Well Intervention
Robotics
Production Facilities



HELIX
RODUCER

Environmental · Social · Governance

Core Business / Client Base

- P&A protects the environment
- Production enhancement promotes sustainability, avoids drilling
- HFRS – an environmental safeguard

Sustainable Alternatives

- Renewables market focused
- Connecting wind farms to local communities and power distribution between countries

Safety is a Core Value

- 2019 one of our best years ever for TRIR and Potential Severity Rate
- Safety "All Stop" by any employee

Human Capital

- Global operations / multinational workforce
- Employee retention / development



Well Intervention

- ***Gulf of Mexico***
  - Rig utilization and rates increasing, although slowly
  - Increased tendering volume
  - Long-term rig commitments rolling off
- ***North Sea***
  - Increasing activity levels with marginal rate improvements
- ***Brazil***
  - Floater utilization expected to grow steadily into 2025

Robotics

- Customer activity increasing marginally
- Rates holding firm with positive bias
- Renewables trenching to dip in 2020 with growth expected in following years


HELIX


Contracted floaters per month
Rig count
200
180
160
140
120
100
80
60
40
20
0
Other operators
Majors
Average: 46 rigs per month
Average: 40 rigs per month
Mar Jun Sept Dec
2014
2015
2016
2017
2018
2019

Average rig count for Majors up 15% from 2018, but negative trend during 2019

Marketed utilization expected reach mid 70% in 2020 and approach 80% onwards


Floater utilization
Percent
Marketed utilization
Total utilization
100%
75%
50%
25%
0%
2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024

Note: Marketed utilization exclude cold-stacked units
Source: Rystad Energy RigCube January 2020

FLOATER UTILIZATION


US Gulf of Mexico
Percentage
100%
90%
80%
70%
60%
50%
40%
30%
Committed utilization
Marketed utilization
Jan-17
Jun-17
Nov-17
Apr-18
Sep-18
Feb-19
Jul-19
Dec-19


United Kingdom
Percentage
100%
90%
80%
70%
60%
50%
40%
30%
Jan-17
Jun-17
Nov-17
Apr-18
Sep-18
Feb-19
Jul-19
Dec-19


Brazil
Percentage
100%
90%
80%
70%
60%
50%
40%
30%
Jan-17
Jun-17
Nov-17
Apr-18
Sep-18
Feb-19
Jul-19
Dec-19


West Africa
Percentage
100%
90%
80%
70%
60%
50%
40%
30%
Jan-17
Jun-17
Nov-17
Apr-18
Sep-18
Feb-19
Jul-19
Dec-19

Source: Rystad Energy RigCube January 2020

RYSTAD ENERGY RIG REPORT – 2019 IN REVIEW – FLOATER MARKET

KPIs	Observations – floater market	Comparison 2018–2019
1. Volume	Total contracting volumes for 2019 shrank 18% from 2018 volumes, while the number of new mutual contracts signed rose 4% during the same period. The number of exercised options jumped about 57%, indicating that exploration and production companies are taking advantage of priced options. About 81 rig years of unexercised options remain across all floater market segments. Availability during 2020 stands at just less than 58 rig years.	↘ ↗
2. Rates	Rates have generally improved across all floater market segments. Average dayrates started an upward trend in 2019 in the benign sixth- and seventh-generation drillship segment. However, rates consistently above $200,000 per day were not being signed until the last quarter of 2019. This year has come off to a good start as the average rate for contracts so far is $256,000 per day. There is still room for sixth-generation drillship rates to improve, which we expect will happen as the backlog for seventh-generation units continues to sell out. The harsh-environment segment continued to prove itself a strong market and showed the biggest gains. Rates in the harsh market for new mutual contracts towards the second half of 2019 were above $350,000 per day, and in a couple of instances breached the $400,000-per-day level.	↗
3. Duration	Term work in years went slightly down, while term work in count went up. Twenty-two new mutual contracts were signed with a duration longer than one year during 2018. This number jumped 59% in 2019 as 35 term contracts were signed with a one-year or longer duration. Brazil was the dominant region in 2019 for contract awards with a duration longer than one year. Much of this activity can be attributed to Petrobras returning to work.	↘ ↗
4. Deliveries & retirements	Six of the seven floaters that entered the active fleet during 2019 had contracts in place before they were delivered. The exception was the Quengeula drillship, which we expect to receive a contract during 2020. Twelve floaters were retired during 2019, half the number of retirements announced the year before. The average age of these rigs at retirement was 26. See pages 10 and 17 for further breakdown.	→
5. Utilization	During 2019, global marketed utilization for floaters peaked in July at 70% and ended the year slightly down at 65%. Marketed utilization on a global basis for 2019 averaged 66%, ahead of 2018's rate of 63%. See page 11 for a regional breakdown.	↗

RECENT FLOATER FIXTURES

Rig name	Start date	End date	Contract type	Operator	Country	Dayrate USD
Deepwater Asgard	January 2020	August 2020	New mutual	Beacon Offshore	United States	$220,000
Development Driller III	March 2020	March 2021	New mutual	Shell	Trinidad	$250,000
Maersk Discoverer	July 2020	May 2021	New mutual	BP	Trinidad	$242,236
Island Innovator	September 2020	October 2020	New mutual	OMV	Norway	
Deepsea Nordkapp	June 2021	June 2022	Exercised option	Aker BP	Norway	$350,000
Pacific Sharav	March 2020	May 2020	Exercised option	Chevron	United States	$225,000
Deepsea Atlantic	June 2020	October 2020	Exercised option	Equinor	Norway	$333,000
West Phoenix	July 2021	September 2023	New mutual	Vaar Energi	Norway	$367,000
Scarabeo 8	June 2020	February 2021	New mutual	Vaar Energi	Norway	$358,000
Valaris DS-10	March 2020	March 2021	Exercised option	Shell	Nigeria	$180,000
Amaralina Star	March 2020	March 2022	New mutual	Petrobras	Brazil	
Atlantic Star	April 2020	April 2023	New mutual	Petrobras	Brazil	
Deepwater Asgard	August 2020	October 2020	Exercised option	Beacon Offshore	United States	$240,000
Dhirubhai Deepwater KG2	October 2020	April 2021	New mutual	Woodside	Myanmar	$250,000
Valaris DS-9	December 2020	February 2021	New mutual	Premier Oil	Brazil	
Maersk Valiant	August 2020	October 2020	New mutual	Noble Energy	Colombia	$280,000

Source: Rystad Energy RigCube January 2020; Rystad Energy UCube January 2020

Key Financial Metrics and Outlook



FIVE YEAR TREND ($ IN MILLIONS)



Revenue
$1,000
$800
$600
$400
$200
$0
$90
$107
$162
$180
$195
$488
$581
$740
$752
$855
-$81
$30
$29
$58
2016
2017
2018
2019
2020 2
$200
$150
$100
$50
$0
-$50
-$100
Net Income (loss)
Adjusted EBITDA1
Revenue
Net Income (loss)
Adjusted EBITDA

[1] Adjusted EBITDA is a Non-GAAP financial measure, see non-GAAP reconciliations on slide 26
[2] 2020 outlook midpoints

REVENUE DISPERSION ($ IN MILLIONS)


Segments
$800
$600
$400
$200
$0
2016
2017
2018
2019
59%
27%
14%
68%
21%
11%
74%
17%
9%
73%
19%
8%
Well Intervention
Robotics
Production Facilities


Geography
$800
$600
$400
$200
$0
2016
2017
2018
2019
61%
1%
25%
13%
49%
12%
27%
12%
37%
28%
26%
9%
40%
29%
28%
4%
United States (Gulf of Mexico)
Brazil
United Kingdom (North Sea)
Other

DEBT & LIQUIDITY PROFILE


$800
$600
$400
$200
$0
$749
$255
$626
$269
$496
$229
$440
$161
$406
$143
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
Long-term Debt¹
Net Debt²
Liquidity³

Liquidity[3] of approximately $380 million at 12/31/19

[1] Long-term debt is net of unamortized debt discounts and issuance costs

[2] Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash

[3] Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility; liquidity excludes restricted cash of $54 million pledged as collateral on a short-term project-related letter of credit

20

DEBT INSTRUMENT PROFILE

Total funded debt[1] of $436 million at 12/31/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $33 million Term Loan – LIBOR + 3.25%
  - Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $64 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $89 million Q5000 Loan – LIBOR + 2.50%2
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in Q2 2020

Principal Payment Schedule at 12/31/19
($ in millions)



$150
$100
$50
$0
$100
$37
$133
$133
$9
$24
2020
2021
2022
2023
2024
2025-2027
MARAD
Term Loan
Q5000 Loan
CSN 2022
CSN 2023

[1] Excludes unamortized debt discounts and debt issuance costs

[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

2020 OUTLOOK: FORECAST[1]

($ in millions)	2020 Outlook	2019 Actuals
Revenues	$ 820 - 890	$ 752
Adjusted EBITDA[2,3,4]	180 - 210	180
Free Cash Flow[2]	110 - 150	31
Capital Additions[5]	~ 50	161
Revenue Split:		
Well Intervention	$ 670 - 712	$ 593
Robotics	140 - 160	172
Production Facilities[4]	54 - 62	61
Eliminations	~ (44)	(74)
Total	**$ 820 - 890**	**$ 752**

1 Given current macro uncertainty driven by concerns related to the coronavirus, we continue to monitor for impact on our 2020 Outlook
2 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26
3 2020 Outlook and 2019 Actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts
4 2020 Outlook includes nominal benefit from oil and gas production related to our Droshky wells
5 2020 Outlook and 2019 Actuals include regulatory certification costs for our vessels and systems; 2019 Actuals includes capitalized interest; capitalized interest in 2020 Outlook is nominal

Expect improvements despite challenging market conditions

- Operational improvements and cost reductions
- Integration of *Q7000* operations

Market improvements offer additional upside potential

Maintenance Capital focused

- Maintenance Capex expected to be $30 - $50 million annually

Cash Flow improvements

- Improved operating cash flows and positive free cash flow since 2018
- Expected strong free cash flow beginning 2020

Well Intervention

- Focus on continued improved operating performance across the fleet
- Leverage integrated alliance offerings

Robotics

- Continued focus on renewables trenching market
- Expand renewables offerings

Q7000

- Helix took delivery of the *Q7000* on November 8, 2019
- Vessel transited to West Africa during Q4 2019
- The *Q7000* commenced its first project in Nigeria in January 2020
- The *Q7000* completed production enhancement operations on its first well mid February 2020
- Multiple follow-on opportunities thereafter
- The *Q7000* can work across the globe
    - West Africa
    - North Sea
    - Asia / Pacific
    - Brazil
    - Gulf of Mexico



WHY CHOOSE HELIX?

Why Helix?

- Market leader in Well Intervention and Robotics/Trenching
- Riser-based and riserless interventional capabilities
- Geographically diverse scope of operations
- Blue-chip customers
- Purpose-built, advanced fleet
- Integrated offerings
- Increasing contribution of offshore renewables market

Why focus on Well Intervention and Robotics/Trenching

- Low F&D cost for enhanced reserves
- Extended well life via intervention defers cessation of production and P&A spend
- P&A is regulatory driven; demand should increase over time
- Demand for a more cost-effective solution to rigs
- Robotics is essential for credible quality performance in deepwater operations
- Expanding renewables market



WELL ENHANCER
ABERDEEN

Non-GAAP Reconciliations and Supplemental Information



NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Year Ended	
	12/31/19	**12/31/18**	**9/30/19**	**12/31/19**	**12/31/18**
Adjusted EBITDA:					
Net income (loss)	$ 7,934	$ (13,747)	$ 31,622	$ 57,697	$ 28,598
Adjustments:					
Income tax provision	1,120	1,174	3,539	7,859	2,400
Net interest expense	2,129	3,007	1,901	8,333	13,751
Loss on extinguishment of long-term debt	-	-	-	18	1,183
Other (income) expense, net	(3,595)	3,099	2,285	(1,165)	6,324
Depreciation and amortization	28,300	27,183	27,908	112,720	110,522
Non-cash (gain) loss on equity investment	(1,613)	3,430	-	(1,613)	3,430
EBITDA	$ 34,275	$ 24,146	$ 67,255	$ 183,849	$ 166,208
Adjustments:					
Gain on disposition of assets, net	$ -	$ -	$ -	$ -	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(998)	(908)	(982)	(3,761)	(3,224)
Other than temporary loss on note receivable	-	-	-	-	(1,129)
Adjusted EBITDA	$ 33,277	$ 23,238	$ 66,273	$ 180,088	$ 161,709
Free cash flow:					
Cash flows from operating activities	$ 79,792	$ 45,917	$ 57,316	$ 169,669	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(95,218)	(81,652)	(18,153)	(138,304)	(137,058)
Free cash flow	$ (15,426)	$ (35,735)	$ 39,163	$ 31,365	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gains and losses on disposition of assets, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.


HELIX
ENERGY SOLUTIONS
YEAR
2019
Corporate Sustainability Report

Thank you

ENVIRONMENTAL, SOCIAL AND GOVERNANCE

We continue to implement and improve Environmental, Social and Governance ("ESG") initiatives and disclosures throughout our business. In conjunction with support from management and our Board of Directors, we incorporate ESG initiatives into our core business values and priorities of safety, sustainability and value creation. We emphasize constant improvement by continually striving to improve our safety record, reducing our environmental impact, and increasing transparency. In 2019, we continued to decrease our Total Recordable Incident Rate from prior years, continued to expand our business with renewable energy customers, and published our first Corporate Sustainability Report. A copy of our current Corporate Sustainability Report is available on our website at www.HelixESG.com/about-helix/corporate-sustainability.